UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 4, 2003 (October 31, 2003)
Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None
(Former name or former address, if changed since last report)

Item 9 - Regulation FD Disclosure and Item 12 - Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 9 and Item 12.

On October 31, 2003, Peoples Energy Corporation held a webcast conference call to discuss financial results for fiscal year 2003 and reaffirmed its earnings guidance for fiscal year 2004. The conference call was held after the issuance of a press release filed under a separate Current Report on Form 8-K on October 31, 2003. A copy of the conference call transcript is attached to this Form 8-K as Exhibit 99.

A replay of the conference call is publicly available at the "Investors" section of the company's internet website at www.PeoplesEnergy.com through November 7, 2003, or by telephone at 800-642-1687, reference number 2754313, through November 5, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

November 04, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99	Transcript of the analysts conference call held October 31, 2003.

4